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DATED 23rd June 1997
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(1)  DOCKWAYS LIMITED

(2)  WORLD XCHANGE COMMUNICATIONS LIMITED


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                              DEED OF VARIATION

                                  relating to
                           Suite 9.02 Exchange Tower
                          One Harbour Exchange Square
                                London  E14 9GB

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This DEED is made the 23rd day of June 1997 between:-

(1) DOCKWAYS LIMITED whose registered office is at 1 Le Couteur Court Mulcaster Street St Helier Jersey ("the Landlord") and

(2)  WORLD XCHANGE COMMUNICATIONS LIMITED whose registered office is at Suite
9.02 Exchange Tower 1 Harbour Exchange Square, London E14 9GB ("the Tenant")

WHEREAS:

1. This Deed is supplemental to an Underlease (hereinafter called "the Lease") dated the 2nd day of December 1994 between (1) Globe Trust Limited and (2) the Tenant for a term of 25 years from the 25th day of March 1990

2. The Landlord is entitled to the reversion immediately expectant on the determination of the term by the Lease by virtue of two Underleases of Exchange Tower One Harbour Exchange Square between Globe Trust Limited and the Landlord dated 10 August 1995

3. The Landlord and the Tenant have agreed to vary the terms of the Lease in the manner hereinafter appearing

NOW THIS DEED WITNESSES as follows:-

INTERPRETATION

1. In this deed the headings shall be ignored in its construction and unless the context otherwise requires:-

1.1 The expressions "the Landlord" and "the Tenant" include their respective successors in title

1.2 The expression "the Lease" includes any document entered into pursuant thereto which is expressed to be supplemental thereto

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VARIATION

2.1 The Landlord and Tenant agree that with effect from the date hereof the Lease shall be varied as hereinafter set out and shall henceforth take effect and be construed accordingly:-

2.1.1 The following new paragraph 7 (ii) shall be substituted for paragraph 7(ii) of the particulars of the Lease:

"7 RENT                : (ii) L26,480 per annum subject to upwards only rent
                              review as provided in this Lease"

2.1.2 The following new paragraph 11 shall be substituted for paragraph 11 of the particulars of the Lease:

"11 RENT REVIEW DATES  :      the twenty fifth day of December 2001 the first
                              day of November 2004 and every fifth anniversary of that date"

2.1.3 The words "1st November 1999" in clause 9 of the Lease shall be replaced by "25 December 2001"

2.2 The rent referred to in clause 2.1.1 hereof shall commence to be payable at the rate therein provided for on and from the date hereof or the date the Tenant first occupies suite 9.03 Exchange Tower as aforesaid whichever occurs first

2.3 Save as varied by this Deed the covenants and conditions in the Lease shall continue in full force and effect

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IN WITNESS whereof the parties have executed this instrument as a Deed and delivered it on the day and year first before written

EXECUTED AS A DEED by           )
DOCKWAYS LIMITED  acting        )
by its attorney T.J. [ILLEGIBLE])     Dockways Limited
and T.E.F. Sutherland under a   )
Power of Attorney dated 18      )
September 1995                  )

                                   by its attorney

                                   /s/ [ILLEGIBLE]
                                   ----------------------------------------
                                   in the presence of the
                                   undersigned witness:

                                   /s/ [ILLEGIBLE]
                                   ----------------------------------------
                                   21 St George St
                                   Hanover Square, London W1


                                   by its attorney

                                   /s/ [ILLEGIBLE]
                                   ----------------------------------------
                                   in the presence of the
                                   undersigned witness:

                                   /s/ [ILLEGIBLE]
                                   61 Brook Street
                                   London W1
                                   Assistant

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